CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

(the “Trust”)

Catholic Responsible Investments Magnus 45/55 Fund

Catholic Responsible Investments Magnus 60/40 Beta Plus Fund

Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund

Catholic Responsible Investments Magnus 75/25 Fund

Catholic Responsible Investments Ultra Short Bond Fund

Catholic Responsible Investments Short Duration Bond Fund

Catholic Responsible Investments Opportunistic Bond Fund

Catholic Responsible Investments Bond Fund

Catholic Responsible Investments Equity Index Fund

Catholic Responsible Investments Multi-Style US Equity Fund

Catholic Responsible Investments International Equity Fund

Catholic Responsible Investments Small-Cap Fund

Catholic Responsible Investments International Small-Cap Fund

(the “Funds”)

Supplement dated June 17, 2022 to the Funds’ Statement of Additional Information,

dated December 6, 2021, as supplemented (the “SAI”).

This supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with the SAI.

I.	Effective June 17, 2022: (i) Teachers Advisors, LLC will serve as an investment sub-adviser to the Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund; (ii) Wellington Management Company, LLP (“Wellington Management”) will serve as an investment sub-adviser to the Catholic Responsible Investments Short Duration Bond Fund; (iii) Sun Life Capital Management (U.S.) LLC (“SLC Management”) will serve as an investment sub-adviser to the Catholic Responsible Investments Opportunistic Bond Fund; and (iv) Longfellow Investment Management Co., LLC (“Longfellow”) will no longer serve as an investment sub-adviser to the Catholic Responsible Investments Short Duration Bond Fund and Catholic Responsible Investments Opportunistic Bond Fund. Accordingly, as of June 17, 2022, the SAI is hereby amended and supplemented as follows:

1.	In the “Description of Permitted Investments and Risk Factors” section of the SAI, the following disclosure is hereby added to the sub-section entitled “Mortgage-Backed Securities”:

Additionally, credit risk transfer mortgaged-backed securities issued by Fannie Mae (called Connecticut Avenue Securities) and Freddie Mac (called Structured Agency Credit Risk debt notes) carry no guarantee whatsoever from the issuing agency and the risk of default associated with these securities would be borne by a Fund.

2.	In “The Adviser and the Sub-Advisers” section of the SAI, the following disclosure is hereby added to the sub-section entitled “The Sub-Advisers”:

TEACHERS ADVISORS, LLC—Teachers Advisors, LLC (“TAL”), located at 730 Third Avenue, New York, New York 10017-3206, serves as a Sub-Adviser for a portion of the assets of the Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund. TAL is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. Teachers Insurance and Annuity Association of America (“TIAA”), an insurance company, holds all of the shares of Nuveen, LLC (“Nuveen”), the investment management arm of TIAA. Nuveen, in turn, holds all of the shares of Nuveen Finance, LLC, which holds all of the shares of TAL. TAL also serves as adviser or sub-adviser to certain other registered investment companies. As of March 31, 2022, TAL had approximately $369 billion in assets under management.

3.	In “The Adviser and the Sub-Advisers” section of the SAI, the disclosure relating to SLC Management and Wellington Management in the sub-section entitled “The Sub-Advisers” is hereby deleted and replaced with the following:

SUN LIFE CAPITAL MANAGEMENT (U.S.) LLC—Sun Life Capital Management (U.S.) LLC (“SLC Management”), located at 500 Fifth Avenue, Suite 2500, New York, New York 10110, serves as a Sub-Adviser to a portion of the assets of the Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund. SLC Management formed in 2014 to expand the solutions offered to institutional investors in fixed income and alternative investments. As part of this expansion, SLC Management acquired Ryan Labs Asset Management (“Ryan Labs”) on April 2, 2015. SLC Management’s strategies used to manage its allocated portions of the assets of Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund are managed by the U.S. Total Return Fixed Income team (formerly, Ryan Labs), which has been managing institutional client assets since 1988. SLC Management is a wholly-owned subsidiary of Sun Life Financial Inc. (“Sun Life Financial”), a financial services company listed on the NYSE. As of March 31, 2022, SLC Management had approximately $10.8 billion in assets under management.

WELLINGTON MANAGEMENT COMPANY LLP—Wellington Management Company LLP (“Wellington Management”), located at 280 Congress Street, Boston, Massachusetts 02210, serves as the Sub-Adviser for the Catholic Responsible Investments Ultra Short Bond Fund and as a Sub-Adviser for a portion of the assets of the Catholic Responsible Investments Short Duration Bond Fund and Catholic Responsible Investments Multi-Style US Equity Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of March 31, 2022, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.3 trillion in assets

4.	In “The Adviser and the Sub-Advisers” section of the SAI, the following disclosure is hereby added to the sub-section entitled “Portfolio Management”:

TAL

Compensation. Fixed-income portfolio managers are compensated through a combination of base salary, annual performance awards, long-term compensation awards and, for certain portfolio managers, equity-like performance based plans. Currently, the annual performance awards and long-term compensation awards are determined using both quantitative (75%) and qualitative factors (25%) including, but not limited to, Investment Ratio, ranking versus Morningstar peers, risk-adjusted variation in return vs. benchmark, and management/peer reviews.

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; (2) a long-term performance award, which is on a 3-year cliff vesting cycle and (3) an equity-like profits interest plan. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during the 3-year vesting period, while the value of the long-term award is based on the performance of the TIAA organization as a whole. The equity-like profits interest vests over time and entitles participants to a percentage of TALs’ annual profits and the profits of its affiliate Nuveen Asset Management, LLC (“Nuveen Asset Management). The equity-like profits interest is allocated to individual portfolio managers based on such person’s overall contribution to TAL and Nuveen Asset Management.

Risk-adjusted investment performance is calculated, where records are available, over one, three and five years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. For managers with less than a 5-year track record, there is a 50% weighting for the 1-year return and a 50% weighting for the 3-year return. An Information Ratio is then calculated utilizing the gross excess return in the numerator and the 52-week realized Active Risk (tracking error) in the denominator to generate risk-adjusted investment performance. Investment performance relative to industry peers is evaluated using Morningstar percentile rankings with equal weighting to each of the 1-, 3-, and 5-year rankings.

Utilizing the quantitative and qualitative factors discussed above, total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the fixed-income group as a unit and the relative success of the TIAA organization in achieving its financial and operational objectives.

Ownership of Fund Shares. Because the Funds are new, as of the date of this SAI, the portfolio managers did not beneficially own shares of the Funds.

Other Accounts. As of March 31, 2022, in addition to the Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Stephen M. Liberatore, CFA	4	$25,949	4	$1,185	11	$1,164
Jessica Zarzycki, CFA	3	$7,044	3	$880	0	$0

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. Certain portfolio managers of the Funds also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA, its affiliated investment advisers, or other client or proprietary accounts (collectively, “TIAA Accounts”), which may raise potential conflicts of interest. TAL and its affiliated investment advisers have put in place policies and procedures designed to mitigate any such conflicts. Additionally, TIAA or its affiliates may be involved in certain investment opportunities that have the effect of restricting or limiting Fund participation in such investment opportunities. Such conflicts and mitigating policies and procedures include the following:

TIAA. TIAA or its affiliates, including Nuveen, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to a TIAA Account’s investments and/or the internal policies of TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when TAL will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of TIAA or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by TIAA or its affiliates for the Funds and TIAA Accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of TAL, on behalf of the Funds or TIAA Accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, TAL, on behalf of the Funds or TIAA Accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when TAL, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Conflicting Positions. Investment decisions made for the Funds may differ from, and may conflict with, investment decisions made by TAL or any of its affiliated investment advisers for TIAA Accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if a TIAA Account were to sell a significant position in a security while a Fund maintained its position in that security, the market price of such security could decrease and adversely impact a Fund’s performance. In the case of a short sale, the selling TIAA Account would benefit from any decrease in price.

Conflicts may also arise in cases where one or more Funds or TIAA Accounts are invested in different parts of an issuer’s capital structure. For example, a Fund (or a TIAA Account) could acquire debt obligations of a company while a TIAA Account (or a Fund) acquires an equity investment in the same company. In negotiating the terms and conditions of any such investments, TAL (or, in the case of a TIAA Account, an affiliated investment adviser) may find that the interests of the debt-holding Fund (or TIAA Account) and the equity-holding TIAA Account (or Fund) may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt-holding Funds (or TIAA Accounts) may be better served by a liquidation of an issuer in which they could be paid in full, while equity-holding TIAA Accounts (or Funds) might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be a Fund (or a TIAA Account). Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis pursuant to policies and procedures designed to mitigate any such conflicts. Any such discussions will factor in the interests of the relevant parties and applicable laws and regulations. TAL may seek to avoid such conflicts, and, as a result, TAL may choose not to make such investments on behalf of the Funds, which may adversely affect the Funds’ performance if similarly attractive opportunities are not available or identified.

Allocation of Investment Opportunities. Even where TIAA Accounts have similar investment mandates as a Fund, TAL or its affiliated investment advisers may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more TIAA Accounts, but not for the Fund, or are appropriate for the Fund but in different amounts, terms or timing than is appropriate for a TIAA Account. As a result, the amount, terms or timing of an investment by a Fund may differ from, and performance may be lower than, investments and performance of a TIAA Account.

Aggregation and Allocation of Orders. TAL and its affiliated investment advisers may aggregate orders of the Funds and TIAA Accounts, in each case consistent with the applicable adviser’s policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating TIAA Accounts and Funds, TAL or its affiliated investment advisers may be perceived as causing one Fund or TIAA Account to participate in an aggregated transaction in order to increase TAL’s or its affiliated investment advisers’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for TAL to disproportionately allocate securities expected to increase in value to certain TIAA Accounts at the expense of a Fund. In addition, a Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

TAL and its affiliated investment advisers have adopted procedures designed to mitigate the foregoing conflicts of interest by treating each Fund and TIAA Account they advise fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, TAL’s or its affiliated investment advisers’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that Funds and TIAA Accounts are being treated fairly and equitably over time.

For example, in allocating investment opportunities, a portfolio manager considers a TIAA Account’s or Fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating TIAA Account or Fund is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating TIAA Account or Fund receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in a TIAA Account’s or Fund’s benchmark and the portfolio manager is underweight in that security relative to the applicable TIAA Account’s or Fund’s benchmark. Moreover, the procedures set forth guidelines under which trading for long sales of single securities over short sales of the same or closely related securities are monitored to ensure that the trades are treated fairly and equitably. Additionally, the Funds’ portfolio managers’ decisions for executing those trades are also monitored.

TAL’s procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single-security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular TIAA Account or Fund pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same monitoring as single-security trades because an automated and systematic process is used to execute trades; however, the Funds’ portfolio managers’ decisions for executing those trades are monitored.

Compensation. The compensation paid to TAL for managing the Funds, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to TAL for managing certain other clients is based on cost. However, no client currently pays TAL a performance-based fee. Nevertheless, TAL may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which TAL has a proprietary interest or to certain other accounts in which TAL receives a larger asset-based fee.

5.	In “The Adviser and the Sub-Advisers” section of the SAI, the disclosure relating to SLC Management and Wellington Management in the sub-section entitled “Portfolio Management” is hereby deleted and replaced with the following:

SLC Management

Compensation. SLC Management’s portfolio managers are not compensated directly by the Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund. Each one is, however, compensated by SLC Management by salary, bonus and SLC Management’s profit sharing plan. SLC Management’s compensation to the portfolio managers includes non-cash long-term incentives linked to SLC Management’s performance that, upon vesting, are paid in cash. Each Fund’s performance and asset levels will directly affect SLC Management’s profits (and indirectly the total compensation paid to the portfolio managers).

Ownership of Fund Shares. Because the Funds are new, as of the date of this SAI, the portfolio managers did not beneficially own shares of the Funds.

Other Accounts. As of March 31, 2022, in addition to the Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Richard Familetti, CFA	1	$684.8	5	$1,325.9	153	$8,744.2
Michael Donelan, CFA	1	$684.8	5	$1,325.9	153	$8,744.2
Philip Mendonca	1	$684.8	5	$1,325.9	153	$8,744.2
Daniel J. Lucey Jr., CFA	1	$684.8	5	$1,325.9	153	$8,744.2
Matthew Salzillo	1	$684.8	5	$1,325.9	153	$8,744.2
Annette Serrao, CFA	1	$684.8	5	$1,325.9	153	$8,744.2
Raghava K. Vudata	1	$684.8	5	$1,325.9	153	$8,744.2

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers’ management of other pooled investment vehicles and other accounts (the “Other Accounts”) may give rise to potential conflicts of interest in connection with their management of the Catholic Responsible Investments Opportunistic Bond Fund’s and Catholic Responsible Investments Bond Fund’s investments, on the one hand, and the investments of the Other Accounts, on the other. A potential conflict of interest may arise where another account has the same investment objective as a Fund, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds, or vice versa. However, SLC Management has established policies and procedures designed to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Conflicts From Performance-Based Fees. SLC Management does not usually charge a performance fee to separate account clients but clients may request a performance fee with SLC Management. Any performance fee that SLC Management does charge is only for institutional clients in compliance with the requirements of Rule 205-3 under the Investment Advisers Act of 1940, as amended. To the extent that SLC Management charges a performance fee for a particular client account, SLC Management may be perceived to have an incentive to maximize gains in that account (and, therefore, maximize SLC Management’s performance fee) by making investments for that account that are riskier or more speculative than would be the case in the absence of a performance fee. SLC Management may also be perceived to have an incentive to favor accounts for which it charges a performance fee over other types of client accounts, as by allocating more profitable investments to performance fee accounts or by devoting more resources toward the management of those accounts. SLC Management seeks to mitigate the conflicts which may arise from managing accounts that bear a performance fee by monitoring and enforcing its policies and procedures, including those related to investment allocations.

At any time, one or more of SLC Management's Sun Life Financial insurance affiliates may invest in separate accounts or private funds or mutual funds managed by SLC Management.

General Trading Conflicts. The members of SLC Management’s board of directors (the "SLC Management Board") also have responsibilities within the Sun Life Financial group of companies. As a result, the SLC Management Board and investment management personnel each are in a position to regularly exchange investment research and economic analysis with investment personnel who provide services to Sun Life of Canada or other Sun Life Financial affiliates. SLC Management may use this research and analysis in its investment decision-making on behalf of its clients.

Certain employees of Sun Life Financial also have certain responsibilities under service agreements with SLC Management, in particular those relating to trading of commodity interests.

SLC Management gains access to investment research and economic analysis prepared within the Sun Life Financial group and may use this research and analysis in its investment decision-making on behalf of clients.

SLC Management maintains policies and procedures in place for the fair and equitable treatment of client accounts. In addition, subject to satisfying firm policy and applicable laws, officers, directors and employees of SLC Management and its affiliates may trade for their own accounts in securities which are recommended to and/or purchased for SLC Management’s clients, provided, however, that any security transaction for a personal account falls outside of a 7-day blackout period from the last security transaction for a client. SLC Management's code of ethics is designed to assure that the personal securities transactions, activities and interests of the employees of SLC Management will not interfere with making decisions in the best interest of advisory clients and implementing such decisions. Employee trading is monitored under SLC Management's code of ethics to prevent conflicts of interest between SLC Management and its clients. SLC Management will disclose to its clients its involvement as principal, investment adviser, or investor, or that of a related person, in any security which it is recommending to such clients. SLC Management does not exercise its discretionary authority over client accounts to invest those accounts in any security in which SLC Management or a related person is involved as a principal, investment adviser, or investor, unless the client has specifically authorized SLC Management to do so in the applicable investment management agreement.

Affiliate Conflicts Disclosure. SLC Management has been providing investment advice to affiliates of Sun Life Financial since 1997. From time to time as authorized by clients, SLC Management selects sub-advisers for portions of the assets it manages for certain of its affiliated institutional clients. SLC Management may select an affiliate to serve as a sub-adviser. SLC Management compensates the sub-advisers to the affiliated institutions out of its management fees. SLC Management periodically reviews each sub-adviser to identify, and address as needed, any potential conflicts of interest. One such conflict is SLC Management’s incentive to select an affiliate of SLC Management as a sub-adviser so that the benefits of the sub-adviser fees stay with Sun Life Financial’s corporate family.

Sun Life Financial also indirectly owns the following investment advisers: (i) 100% of Sun Life Capital Management (Canada) Inc., a Canada-based and registered portfolio manager, investment fund manager and exempt market dealer active in liability driven investing and private asset classes to defined benefit pension plans and other institutional investors in Canada; (ii) the majority of a group of companies collectively and informally known as the “BentallGreenOak group of companies”, which provide full-service registered real estate investment adviser and property management services across North America, and which is constituted of (a) the US registered investment adviser BentallGreenOak (U.S.) Limited Partnership (“BGO US”), which is based in Seattle and counsels clients on direct investments in office, industrial, retail and multi-family residential real estate, (b) BGO Capital (Canada) Inc., a Canadian dealer, adviser and investment fund manager that operates in Canada and provides similar services there, where it is registered as an exempt market dealer and a portfolio manager in the Provinces of Alberta, British Columbia, Manitoba, Ontario, Quebec and Saskatchewan, in addition to managing investment funds in the Provinces of British Columbia, Ontario and Quebec, where it is registered as an investment fund manager, and (c) BGO US Real Estate LP, an investment advisory services firm specializing in investment management for private funds focused on investment in real estate and real estate-related assets; (iii) 51% of Crescent Capital Group LP, a registered investment adviser offering investment advisory services primarily to institutional investors and invests in closed-end and open-end limited partnerships, CLOs, CDOs, and other investment vehicles on behalf of its clients; and (iv) 80% of InfraRed Capital Partners Limited, a global infrastructure and real estate manager that is an exempt reporting adviser with the SEC and is headquartered in London, U.K.

Wellington Management

Compensation. Wellington Management receives a fee based on the assets under management of each of the Catholic Responsible Investments Ultra Short Bond Fund, the Catholic Responsible Investments Short Duration Bond Fund and Catholic Responsible Investments Multi-Style US Equity Fund as set forth in the Sub-Advisory Agreement between Wellington Management and the Adviser on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information is as of March 31, 2022.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the Prospectus who are primarily responsible for the day-to-day management of the Funds (the “Wellington Management Portfolio Managers”) includes a base salary and incentive components. The base salary for each Wellington Management Portfolio Manager who is a partner (a “Wellington Management Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Each Wellington Management Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund managed by the Wellington Management Portfolio Manager and generally each other account managed by such Wellington Management Portfolio Manager. Each Wellington Management Portfolio Manager’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Wellington Management Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Wellington Management Portfolio Managers, including accounts with performance fees. The incentive paid to the Wellington Management Portfolio Manager for the Catholic Responsible Investments Ultra Short Bond Fund and Catholic Responsible Investments Short Duration Bond Fund, which has no performance-related component, is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Wellington Management Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Wellington Management Partner is eligible to participate in a Wellington Management Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Manning, Shilling and Smith are Wellington Management Partners.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Catholic Responsible Investments Multi-Style US Equity Fund	Russell 1000 Growth Index

Ownership of Fund Shares. Because the Funds are new, as of the date of this SAI, the portfolio managers did not beneficially own shares of the Funds.

Other Accounts. Unless otherwise noted, as of June 30, 2021, in addition to the Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Billions)	Number of Accounts	Total Assets (in Billions)	Number of Accounts	Total Assets (in Billions)
Tim Smith***	10	$12.56	6	$6.7	65	$24.7
	0	$0	1*	$0.39	0	$0
Drew Shilling	5	$18.8	5	$3.67	23	$5.92
	2*	$16.24	0	$0	0	$0
Tim Manning	4	$0.96	5	$1.51	7	$2.82
	1*	$0.47	1*	$—**	0	$0

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.
**	Assets under management of less than $500,000.
***	Valuation date is March 31, 2022.

Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each of the Wellington Management portfolio manager(s) listed in the Prospectus who is/are primarily responsible for the day-to-day management of the Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund and Catholic Responsible Investments Multi-Style US Equity Fund (“Wellington Management Portfolio Managers”), as applicable, generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Wellington Management Portfolio Managers make investment decisions for each account, including the Funds, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Wellington Management Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Funds and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Funds.

The Wellington Management Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Funds, or make investment decisions that are similar to those made for the Funds, both of which have the potential to adversely impact the Funds depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Wellington Management Portfolio Managers may purchase the same security for the Funds and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Funds’ holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. The Portfolio Managers also manage accounts, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Wellington Management Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Wellington Management Portfolio Managers. Finally, the Wellington Management Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines and compliance with the firm’s code of ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

6.	All references to Longfellow are hereby deleted from the SAI.

II.	The Funds and Christian Brothers Investment Services, Inc. (the “Adviser”), the Funds’ investment adviser, have obtained an exemptive order from the U.S. Securities and Exchange Commission that permits the Adviser to select new sub-advisers with the approval of the Board of Trustees of the Trust but without obtaining shareholder approval, subject to certain conditions. Accordingly, the SAI is hereby amended and supplemented as follows:

1.	In “The Adviser and the Sub-Advisers” section of the SAI, the sub-sections entitled “Manager of Managers Structure” and “Multi-Manager Exemptive Order” are hereby deleted and replaced with the following:

Manager of Managers Structure. The Adviser acts as the manager of managers of the Asset Class Funds and is responsible for the investment performance of the Asset Class Funds, since it allocates each Asset Class Fund’s assets to the Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board. The “manager of managers” structure enables the Funds to operate with greater efficiency by not incurring the expenses and delays associated with obtaining shareholder approval of Sub-Advisory Agreements (defined below). The structure does not permit the investment advisory fees paid by the Funds to the Adviser to be increased or the Adviser’s obligations under the Advisory Agreement (defined below), including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Funds, to be materially changed without shareholder approval. Furthermore, any Sub-Advisory Agreements with affiliates of a Fund or the Adviser, except for Sub-Advisory Agreements with a direct or indirect wholly-owned subsidiary of the Adviser or any future parent company of the Adviser (a “Wholly-Owned Sub-adviser”), require shareholder approval. The Adviser has ultimate responsibility (subject to oversight by the Board) to oversee the Sub-Advisers and recommend their hiring, termination, and replacement.

Multi-Manager Exemptive Order. The Funds and the Adviser have obtained an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Adviser, subject to certain conditions, to select new Sub-Advisers, including Wholly-Owned Sub-advisers, with the approval of the Board but without obtaining shareholder approval. Any change to a Sub-Advisory Agreement that would result in an increase in the total management and advisory fees payable by a Fund is required to be approved by the shareholders of that Fund. Subject to the foregoing, the order also permits the Adviser to materially change the terms of Sub-Advisory Agreements or to continue the employment of a Sub-Adviser after an event that would otherwise cause the automatic termination of services. The order also permits each Fund to disclose the fees paid to its Sub-Advisers only in the aggregate in its registration statement. This arrangement has been approved by the Board and each Fund’s initial shareholder. Within 90 days of the retention of a new Sub-Adviser for a Fund, shareholders of the Fund will receive notification of the change.

III.	The ownership structure of RhumbLine Advisers (“RhumbLine”), which serves as investment sub-adviser to the Catholic Responsible Investments Equity Index Fund and Catholic Responsible Investments Small-Cap Fund, has changed. Accordingly, the SAI is hereby amended and supplemented as follows:

1.	In “The Adviser and the Sub-Advisers” section of the SAI, the disclosure relating to RhumbLine in the sub-section entitled “The Sub-Advisers” is hereby deleted and replaced with the following:

RHUMBLINE ADVISERS—RhumbLine Advisers (“RhumbLine”), located at 265 Franklin Street, 21st Floor, Boston, Massachusetts 02110, serves as Sub-Adviser to the Catholic Responsible Investments Equity Index Fund and the Catholic Responsible Investments Small-Cap Fund. RhumbLine is a Massachusetts limited partnership with its principal office in Boston, Massachusetts. RhumbLine is 100% owned by employees. The general partner of RhumbLine is DAD Enterprises, Inc. (“General Partner”), which is 100% owned by Denise D’Entremont, RhumbLine’s Chief Executive Officer. The majority ownership of RhumbLine is held directly or indirectly by Ms. D’Entremont. The remainder of the ownership is held by other RhumbLine employees in an incentive structure. RhumbLine has been registered with the SEC as an investment adviser since 1990. RhumbLine provides passive (i.e., index-based) portfolio management services to institutional investors. Advisory services are tailored to the individual needs of RhumbLine’s clients. RhumbLine provides customized discretionary management services utilizing an indexed approach to investing. RhumbLine manages both pre-defined and “model” as well as customized index strategies that differ by risk and potential return characteristics. RhumbLine also manages portfolios with certain specialized strategies, and may, at its discretion, agree to customize a portfolio to accommodate specific client needs and restrictions. Among the available specialized strategies are: Tax-Efficient, Tobacco-Free, Sudan-Free, Socially Responsible and Fossil Fuel-Free. As of March 31, 2022, RhumbLine had approximately $92 billion in assets under management.

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CRI-SK-002-0100

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